Exhibit 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

American Honda Finance Corporation (the “Company”)
Citigroup Global Markets Inc.

BNP Paribas Securities Corp.

Mizuho Securities USA LLC

Wells Fargo Securities, LLC

(together, the “Specified Parties”)

Re: Honda Auto Receivables 2021-2 Owner Trust – Data File and XML File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in (i) an electronic data file entitled “UWR01 B294 Mar2021 2-0B Reg ABII Short List 041221.txt,” provided by the Company on April 12, 2021 (the “Data File”), containing certain information related to 108,847 motor vehicle retail installment sale contracts secured by new and used Honda and Acura automobiles and light-duty trucks (“Receivables”) as of March 31, 2021 (the “Initial Cutoff Date”), and (ii) an electronic data file entitled “HAROT 2021-2 B294 Honda_ex102_Mar2021_Initial_2-0bn.csv,” provided by the Company on April 16, 2021, containing certain information related to 108,847 Receivables as of March 31, 2021 (the “XML File”), both related to a portfolio of Receivables which we were informed are intended to be included as collateral in the offering by Honda Auto Receivables 2021-2 Owner Trust. The Company is responsible for the specified attributes identified by the Company in the Data File and the XML File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively, unless otherwise stated.

•	The term “DealerTrack” means the third-party software system used by the Company for the vehicle registration and titling process.

•	The term “AHFC Systems” means the Company’s computer systems and includes the Company’s Customer Account Servicing System (“CASS”), and/or Auto Finance Servicing System (“AF”).

•	The term “Data File Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value of the Data File, as described in Exhibit B.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

•	The term “XML File Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value of the XML File, as described in Exhibit C.

•	The term “Receivable File” means any file containing some or all of the following documents provided by the Company for each of the Selected Receivables (defined below): Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, screen shots from AHFC Systems, Certificate of Title, Title Application, Security Interest Filing, Notification of Lien Perfection, Lien Holders Release Forms, Notice of Filing, Title and Registration Receipt, “Title,” “Lien Perfection,” or “MO Online Vehicle Report” screen shot from DealerTrack, and/or Credit Application. We make no representation regarding the validity, enforceability, or authenticity of such Receivable File documents.

I.	The Selected Receivables

We randomly selected a sample of Receivables from the Data File, utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables,” as listed in Exhibit A attached hereto).

II.	The Data File

A.	For each Selected Receivable, we compared the specified attributes listed below contained in the Data File to the corresponding information appearing in the respective Receivable File (subject to the Data File Instructions listed in Exhibit B). The Specified Parties indicated that the absence of any of the documents noted below, or the inability to agree the indicated information from the Data File to the Receivable File, utilizing the Data File Instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/ Data File Instructions

First Payment Date	Installment Sale Contract and Data File Instructions

Receivable Number	Installment Sale Contract

Original Amount Financed	Installment Sale Contract

Number of Payments	Installment Sale Contract, “Contract Information” screen shot from AHFC Systems, and Data File Instructions

Scheduled Monthly Payment	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter

Annual Percentage Rate (“APR”)	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and Data File Instructions

New vs. Used	Installment Sale Contract, Title Application, “Contract Information” screen shot from AHFC Systems, and Data File Instructions

Collateral Type (Honda or Acura)	Installment Sale Contract

Loan Type (Simple Interest)	Installment Sale Contract and Data File Instructions

Attribute	Receivable File/ Data File Instructions

Origination Date	Installment Sale Contract

Original Maturity Date	Installment Sale Contract and Data File Instructions

Model	Installment Sale Contract, “Collateral Information” screen shot from AHFC Systems

Current Maturity Date	Installment Sale Contract, “Account Inquiry” screen shot from AHFC Systems and Data File Instructions

Legal Owner or Lien Holder Name	Certificate of Title, Title Application, Security Interest Filing, Notification of Lien Perfection, Lien Holders Release Forms, Notice of Filing, Title and Registration Receipt, “Title,” “Lien Perfection,” or “MO Online Vehicle Report” screen shot from DealerTrack, and Data File Instructions

The information regarding the Selected Receivables in the Data File was found to be in agreement with the respective information appearing in the Receivable Files. Based on the results of the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 108,847 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

B.	In addition to the procedures described above, for each Selected Receivable, we observed the presence of the following in the Receivable File:

•	Credit Application

•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter)

•	Signed Installment Sale Contract. We make no representation regarding the authenticity of the signature(s).

There were no conclusions that resulted from our procedures.

III.	The XML File

For each Selected Receivable, we compared or recomputed the specified attributes listed below contained in the XML File to the corresponding information appearing in the respective Receivable File (subject to the XML File Instructions listed in Exhibit C). The Specified Parties indicated that the absence of any of the documents noted below, or the inability to agree the indicated information from the XML File to the Receivable File, utilizing the XML File Instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/ XML File Instructions

Original Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions

Next Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions

Reporting Period Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions

Origination Date	Installment Sale Contract and XML File Instructions

First Payment Date	Installment Sale Contract and XML File Instructions

Maturity Date	Installment Sale Contract and XML File Instructions

Recomputed Original Loan Term	Installment Sale Contract and XML File Instructions

Recomputed Grace Period Number	Installment Sale Contract and XML File Instructions

Subvented	“Accrual Group” screen shot from AHFC Systems and XML File Instructions

Current Delinquency Status	“Delinquency Summary” and “Payment History” screen shots from AHFC Systems, and XML File Instructions

The information regarding the Selected Receivables in the XML File was found to be in agreement with the respective information appearing in the Receivable Files. Based on the results of the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 108,847 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File and the XML File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the XML File, the Receivable Files, Data File Instructions, and XML File Instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Receivable Files, which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
May 5, 2021

Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*
1	20212001	60	20212060	119	20212119	178	20212178	237	20212237
2	20212002	61	20212061	120	20212120	179	20212179	238	20212238
3	20212003	62	20212062	121	20212121	180	20212180	239	20212239
4	20212004	63	20212063	122	20212122	181	20212181	240	20212240
5	20212005	64	20212064	123	20212123	182	20212182	241	20212241
6	20212006	65	20212065	124	20212124	183	20212183	242	20212242
7	20212007	66	20212066	125	20212125	184	20212184	243	20212243
8	20212008	67	20212067	126	20212126	185	20212185	244	20212244
9	20212009	68	20212068	127	20212127	186	20212186	245	20212245
10	20212010	69	20212069	128	20212128	187	20212187	246	20212246
11	20212011	70	20212070	129	20212129	188	20212188	247	20212247
12	20212012	71	20212071	130	20212130	189	20212189	248	20212248
13	20212013	72	20212072	131	20212131	190	20212190	249	20212249
14	20212014	73	20212073	132	20212132	191	20212191	250	20212250
15	20212015	74	20212074	133	20212133	192	20212192	251	20212251
16	20212016	75	20212075	134	20212134	193	20212193	252	20212252
17	20212017	76	20212076	135	20212135	194	20212194	253	20212253
18	20212018	77	20212077	136	20212136	195	20212195	254	20212254
19	20212019	78	20212078	137	20212137	196	20212196	255	20212255
20	20212020	79	20212079	138	20212138	197	20212197	256	20212256
21	20212021	80	20212080	139	20212139	198	20212198	257	20212257
22	20212022	81	20212081	140	20212140	199	20212199	258	20212258
23	20212023	82	20212082	141	20212141	200	20212200	259	20212259
24	20212024	83	20212083	142	20212142	201	20212201	260	20212260
25	20212025	84	20212084	143	20212143	202	20212202	261	20212261
26	20212026	85	20212085	144	20212144	203	20212203	262	20212262
27	20212027	86	20212086	145	20212145	204	20212204	263	20212263
28	20212028	87	20212087	146	20212146	205	20212205	264	20212264
29	20212029	88	20212088	147	20212147	206	20212206	265	20212265
30	20212030	89	20212089	148	20212148	207	20212207	266	20212266
31	20212031	90	20212090	149	20212149	208	20212208	267	20212267
32	20212032	91	20212091	150	20212150	209	20212209	268	20212268
33	20212033	92	20212092	151	20212151	210	20212210	269	20212269
34	20212034	93	20212093	152	20212152	211	20212211	270	20212270
35	20212035	94	20212094	153	20212153	212	20212212	271	20212271
36	20212036	95	20212095	154	20212154	213	20212213	272	20212272
37	20212037	96	20212096	155	20212155	214	20212214	273	20212273
38	20212038	97	20212097	156	20212156	215	20212215	274	20212274
39	20212039	98	20212098	157	20212157	216	20212216	275	20212275
40	20212040	99	20212099	158	20212158	217	20212217	276	20212276
41	20212041	100	20212100	159	20212159	218	20212218	277	20212277
42	20212042	101	20212101	160	20212160	219	20212219	278	20212278
43	20212043	102	20212102	161	20212161	220	20212220	279	20212279
44	20212044	103	20212103	162	20212162	221	20212221	280	20212280
45	20212045	104	20212104	163	20212163	222	20212222	281	20212281
46	20212046	105	20212105	164	20212164	223	20212223	282	20212282
47	20212047	106	20212106	165	20212165	224	20212224	283	20212283
48	20212048	107	20212107	166	20212166	225	20212225	284	20212284
49	20212049	108	20212108	167	20212167	226	20212226	285	20212285
50	20212050	109	20212109	168	20212168	227	20212227	286	20212286
51	20212051	110	20212110	169	20212169	228	20212228	287	20212287
52	20212052	111	20212111	170	20212170	229	20212229
53	20212053	112	20212112	171	20212171	230	20212230
54	20212054	113	20212113	172	20212172	231	20212231
55	20212055	114	20212114	173	20212173	232	20212232
56	20212056	115	20212115	174	20212174	233	20212233
57	20212057	116	20212116	175	20212175	234	20212234
58	20212058	117	20212117	176	20212176	235	20212235
59	20212059	118	20212118	177	20212177	236	20212236

(*)	The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

A-1

Exhibit B
Data File Instructions

Attribute	Data File Instructions
First Payment Date	Consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivable information in the Data File stated the First Payment Date was the first day of the following month. The Company informed us that AHFC Systems does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, AHFC Systems will adjust those dates to the first day of the following month and the Company will notify the obligors, via written notice, of the change in date.
Number of Payments	In the event the Number of Payments did not agree to the number stated in the Installment Sale Contract, compare the Number of Payments to the number stated in the “Original Term” field on the “Contract Information” screen shot from AHFC Systems.
Annual Percentage Rate (“APR”)	In the event the APR did not agree to the percentage stated in the Installment Sale Contract, compare the APR to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the APR by subtracting the applicable percentage stated in the Rate Modifier section and adding the applicable percentage on the Max Rate Markup line from the percentage stated in the Program Rate line in the Origenate Approval Form. We compared the recomputed APR to the APR in the Data File.
New vs. Used	In the event New vs. Used did not agree to the corresponding information in the Installment Sale Contract, compare New vs. Used to the Title Application or the “Contract Information” screen shot from AHFC Systems. Additionally, deem the vehicle to be “Used” if the vehicle was identified as “Certified” in the Title Application.
Loan Type (Simple Interest)	In the event Loan Type was not stated in the Installment Sale Contract, the Company informed us that Simple Interest is the only Loan Type available in AHFC Systems.
Original Maturity Date	In the event the Original Maturity Date was not stated in the Installment Sale Contract, recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. We compared the recomputed Original Maturity Date to the Original Maturity Date in the Data File.
Current Maturity Date	In the event the Current Maturity Date did not agree to the date stated in the Installment Sale Contract (i.e., the Original Maturity Date) or the recomputed Original Maturity Date, compare the Current Maturity Date to the date stated in the screen shot from AHFC Systems as of the Initial Cutoff Date.
Legal Owner or Lien Holder Name	Consider variations due to spelling, abbreviation, truncation, or punctuation of the full legal name to be acceptable.

B-1

Exhibit C
XML File Instructions

Attribute	XML File Instructions
Original Interest Rate Percentage, Next Interest Rate Percentage, and Reporting Period Interest Rate Percentage	In the event the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage did not agree to the percentage stated in the Installment Sale Contract, compare the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage by subtracting the applicable percentage stated in the Rate Modifier section and adding the applicable percentage on the Max Rate Markup line from the percentage stated in the Program Rate line in the Origenate Approval Form. We compared the recomputed Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage in the XML File.
Origination Date	Compare the month and year of the Origination Date in the XML File to the month and year of the Origination Date in the Receivable File.
First Payment Date	Consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivables information in the XML File stated the First Payment Date was the first day of the following month. We were informed by the Company that AHFC Systems does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, AHFC Systems will adjust those dates to the first day of the following month and the Company will notify the obligors, via written notice, of the change in date. The Company instructed us to compare the month and year of the First Payment Date in the XML File to the month and year of the First Payment Date in the Receivable File.
Maturity Date	Compare the month and year of the Maturity Date in the XML File to the month and year of the Current Maturity Date in the Receivable File.
Recomputed Original Loan Term	Recompute the Original Loan Term as the difference in months between the “DATEMAT” and the “DATEORIG” fields in the Data File. We compared the Recomputed Original Loan Term to the Original Loan Term in the XML File.
Recomputed Grace Period Number	Recompute the Grace Period Number as the difference in months between the “DATEFPAY” and the “DATEORIG” fields in the Data File. We compared the Recomputed Grace Period Number to the Grace Period Number in the XML File.
Subvented	Compare the “Original Unearned Amount” field in the “Accrual Group” screen shot from AHFC Systems to the value in the “subvented” field in the XML File. If the “Original Unearned Amount” field contained an amount greater than zero, consider the Selected Receivable as Subvented. If the “Original Unearned Amount” field was blank, consider the Selected Receivable as not Subvented.

C-1

Exhibit C (cont’d)
XML File Instructions

Attribute	XML File Instructions
Current Delinquency Status	In the event the “Total Days Past Due” field in the “Delinquency Summary” screen shot from AHFC Systems did not agree to the value in the “currentDelinquencyStatus” field in the XML File, the Company informed us that the difference is due to the timing of payment processing or payment reversal. To determine the day a payment is posted, a cut-off time is established a few hours before the end of the day to allow for batch processing and reconciliation of payments in AHFC systems. When the cut-off time is reached, the Current Delinquency Status in AHFC Systems is advanced by one day (or two days on Monday to account for Sunday being a non-processing day) to reflect the Current Delinquency Status at the end of the day, and payments received after the cut-off time will have a posting date of the following day. For purposes of comparing Current Delinquency Status for such instances, recompute the Current Delinquency Status by adding the number of days between the Initial Cutoff Date and the date the payment was processed/posted in AHFC Systems to the Current Delinquency Status in AHFC Systems as of the immediately preceding day before the Initial Cutoff Date. We compared the recomputed Current Delinquency Status to the “Current Delinquency Status” field in the XML File. In the event a payment was made prior to the Initial Cutoff Date and was subsequently reversed after the Initial Cutoff Date, observe the effective date of the payment reversal on the “Payment History” screen shot from AHFC Systems. We then compared the “Total Days Past Due” field in the “Delinquency Summary” screen shot from AHFC Systems as of the effective date of the payment reversal to the “currentDelinquencyStatus” field in the XML File.

C-2